SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 2004

HUMBOLDT BANCORP

(Exact name of registrant as specified in its charter)

California	0-27784	93-1175446

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2998 Douglas Blvd., Suite 330, Roseville, California 95661; 916-677-1133
(Address and telephone number of principal executive offices)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

Item 2. Acquisition or Disposition of Assets.

On January 7, 2004, Humboldt Bancorp issued a press release announcing that the merger with California Independent Bancorp was completed on January 6, 2004.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

99.1	Press release dated January 7, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2004	HUMBOLDT BANCORP,
a California Corporation
/s/ Patrick J. Rusnak

Patrick J. Rusnak
Chief Financial Officer